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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2004


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)




        MINNESOTA                       0-24993                  41-1913991
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                   Number)              Identification No.)



       130 CHESHIRE LANE, MINNETONKA, MINNESOTA                     55305
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

          99.1    Lakes Entertainment, Inc. Press Release dated August 10, 2004.
          99.2     WPT Enterprises, Inc. financial information.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 10, 2004, Lakes Entertainment, Inc. issued a press release that included financial information for the second quarter ended July 4, 2004. A copy of the press release is being furnished to the Securities and Exchange
Commission and is attached as Exhibit 99.1 to this Form 8-K.

         On August 9, 2004, WPT Enterprises, Inc., a majority owned indirect subsidiary of Lakes Entertainment, Inc., filed a registration statement with the Securities and Exchange Commission which included financial information for the second quarter ended July 4, 2004. A copy of the WPT Enterprises, Inc. financial information included in the registration statement is being furnished to Securities and Exchange Commission and is attached as Exhibit 99.2 to this Form
8-K.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LAKES ENTERTAINMENT, INC.
                                              (Registrant)



Date: August 10, 2004                         By:  /s/Timothy J. Cope
                                                 -------------------------------
                                                 Name: Timothy J. Cope
                                                 Title: President and Chief
                                                        Financial Officer


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                                  EXHIBIT INDEX

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
EXHIBIT NO.             DESCRIPTION
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
99.1                    Press Release dated August 10, 2004.
99.2                    WPT Enterprises, Inc. financial information.